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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2002

                           Mutual Risk Management Ltd.
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               (Exact Name of Registrant as Specified in Charter)



               Bermuda                 1-10760            Not Applicable
        ------------------------    --------------      -----------------
      (State or Other Jurisdiction   (Commission         (I.R.S. Employer
          of Incorporation)          File Number)       Identification No.)


                                44 Church Street
                             Hamilton HM 12 Bermuda
   (Address, including zip code, of Registrant's Principal Executive Offices)


Registrant's telephone number, including area code: 441-295-5688

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     Effective January 15, 2002, the Registrant entered into:

     . a Waiver and Amendment of its Convertible Exchangeable Debenture Due 2006 (the "Debenture") with Mutual Group, Ltd., MGL Investments Ltd., Legion Financial Corporation, Mutual Risk Management (Holdings) Ltd., MRM Securities Ltd., Mutual Finance Ltd., and XL Insurance (Bermuda) Ltd, which governs all of the holders of the Registrant's Debentures;

     . a Waiver and Amendment to Credit Agreement with Mutual Group, Ltd., MGL Investments Ltd., Legion Financial Corporation, Mutual Risk Management (Holdings) Ltd., MRM Securities Ltd., Mutual Finance Ltd., MRM Services Ltd., MSL (US) Ltd., MRM Services (Barbados) Ltd., the Lenders under the Registrant's $180 million bank facility and Bank of America, N.A., as the Administrative Agent for the Lenders; and

     . a Waiver with Mutual Finance Ltd., Mutual Indemnity Ltd., Mutual Indemnity (U.S.) Ltd., Mutual Indemnity (Bermuda) Ltd., Mutual Indemnity (Dublin) Ltd., Mutual Indemnity (Barbados) Ltd., MRM Services Ltd., MSL (US) Ltd., MRM Services (Barbados) Ltd., the Lenders under the Registrant's Letter of Credit and Reimbursement Agreement and Bank of America, N.A., as the Administrative Agent for the Lenders,


each with regard to the Registrant's default as of December 31, 2001 of a covenant regarding required minimum statutory combined ratio, among other matters. In conjunction with the waivers, two of the waivers also amended their respective underlying, governing agreements, including an amendment to increase the required minimum shareholders' equity and an amendment to increase the minimum required risk based capital ratio, both effective April 30, 2002. This description is a summary of the waivers and amendments. For the complete text of the waivers and amendments, see Exhibits 10.1, 10.2 and 10.3.

     On January 15, 2002, the Registrant also announced that it has appointed Mr. James C. Kelly as interim Chief Financial Officer of the Registrant. As previously announced, the Registrant's former CFO, Mr. Andrew Cook, has accepted a position as CFO of AXIS Specialty Limited, a recently formed Bermuda insurer. Mr. Kelly served as the Registrant's CFO for ten years until the end of 2000. The Registrant is in the process of recruiting a permanent Chief Financial Officer. Mr. Angus H. Ayliffe, the Registrant's Controller, was designated as the Registrant's Principal Accounting Officer.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.


Exhibit No.    Document Description
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3.1            Certificate of Designations of the Registrant's Series A
               Preferred Shares

10.1 Waiver and Amendment, dated as of January 11, 2002, to Registrant's Convertible Exchangeable Debenture Due 2006 among the Registrant, Mutual Group, Ltd., MGL Investments Ltd., Legion Financial Corporation, Mutual Risk Management (Holdings) Ltd., MRM Securities Ltd., Mutual Finance Ltd., and XL Insurance (Bermuda) Ltd.

10.2 Waiver and Amendment to Credit Agreement, dated as of January 14, 2002, among the Registrant, Mutual Group, Ltd., MGL Investments Ltd., Legion Financial Corporation, Mutual Risk Management (Holdings) Ltd., MRM Securities Ltd., Mutual Finance Ltd., MRM Services Ltd., MSL (US) Ltd., MRM Services (Barbados) Ltd., the Lenders under its $180 million bank facility and Bank of America, N.A., as the Administrative Agent for the Lenders

10.3 Waiver, dated as of January 14, 2002, among the Registrant, Mutual Finance Ltd.,


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               Mutual Indemnity Ltd., Mutual Indemnity (U.S.) Ltd., Mutual
               Indemnity (Bermuda) Ltd., Mutual Indemnity (Dublin) Ltd., Mutual Indemnity (Barbados) Ltd., MRM Services Ltd., MSL (US) Ltd., MRM Services (Barbados) Ltd., the Lenders under its Letter of Credit and Reimbursement Agreement and Bank of America, N.A., as the Administrative Agent for the Lenders

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 17, 2002


                               By:     /s/ Angus H. Ayliffe
                                       ---------------------------------------
                               Name:   Angus H. Ayliffe
                               Title:  Controller (principal accounting officer)


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                                  EXHIBIT INDEX

Exhibit No.    Document Description
-----------    --------------------

3.1            Certificate of Designations of the Registrant's Series A
               Preferred Shares

10.1 Waiver and Amendment, dated as of January 11, 2002, to Registrant's Convertible Exchangeable Debenture Due 2006 among the Registrant, Mutual Group, Ltd., MGL Investments Ltd., Legion Financial Corporation, Mutual Risk Management (Holdings) Ltd., MRM Securities Ltd., Mutual Finance Ltd., and XL Insurance (Bermuda) Ltd.

10.2 Waiver and Amendment to Credit Agreement, dated as of January 14, 2002, among the Registrant, Mutual Group, Ltd., MGL Investments Ltd., Legion Financial Corporation, Mutual Risk Management (Holdings) Ltd., MRM Securities Ltd., Mutual Finance Ltd., MRM Services Ltd., MSL (US) Ltd., MRM Services (Barbados) Ltd., the Lenders under its $180 million bank facility and Bank of America, N.A., as the Administrative Agent for the Lenders

10.3 Waiver, dated as of January 14, 2002, among the Registrant, Mutual Finance Ltd., Mutual Indemnity Ltd., Mutual Indemnity (U.S.) Ltd., Mutual Indemnity (Bermuda) Ltd., Mutual Indemnity (Dublin) Ltd., Mutual Indemnity (Barbados) Ltd., MRM Services Ltd., MSL (US) Ltd., MRM Services (Barbados) Ltd., the Lenders under its Letter of Credit and Reimbursement Agreement and Bank of America, N.A., as the Administrative Agent for the Lenders